Exhibit 10.1.5

FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT AND AMENDMENT TO GUARANTY
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT AND AMENDMENT TO GUARANTY (this "Amendment") is made as of November 18, 2016, but effective as of November 1, 2016, by and among (i) HCP AUR1 California A Pack, LLC, a Delaware limited liability company, HCP EMOH, LLC, a Delaware limited liability company, HCP Hazel Creek, LLC, a Delaware limited liability company, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA2 Ohio, LP, a Delaware limited partnership, HCP MA2 Oklahoma, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 South Carolina, LP, a Delaware limited partnership, HCP MA3 Washington LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Lassen House, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH Mountain View, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP ST1 Colorado, LP, a Delaware limited partnership, HCP, Inc., a Maryland corporation ("HCP"), HCPI Trust, a Maryland real estate investment trust, Westminster HCP, LLC, a Delaware limited liability company, HCP Springtree, LLC, a Delaware limited liability company, HCP Ocoee, LLC, a Delaware limited liability company, HCP Port Orange, LLC, a Delaware limited liability company, HCP Beckett Lake, LLC, a Delaware limited liability company, HCP St. Augustine, LLC, a Delaware limited liability company, HCP Carrollwood, LLC, a Delaware limited liability company, HCP Oviedo, LLC, a Delaware limited liability company, HCP Wekiwa Springs, LLC, a Delaware limited liability company, HCP Oak Park, LLC, a Delaware limited liability company, HCP Cy-Fair, LLC, a Delaware limited liability company, HCP Friendswood, LLC, a Delaware limited liability company, HCP Irving, LLC, a Delaware limited liability company, and HCP Emfin Properties, LLC, a Delaware limited liability company (collectively, as their interests may appear, "Lessor"), (ii) Emeritus Corporation, a Washington corporation, Summerville at Hazel Creek, LLC, a Delaware limited liability company, Summerville at Prince William, Inc., a Delaware corporation, LH Assisted Living, LLC, a Delaware limited liability company, Summerville at Hillsborough, L.L.C., a New Jersey limited liability company, Summerville at Ocoee, Inc., a Delaware corporation, Summerville at Port Orange, Inc., a Delaware corporation, Summerville at Stafford, L.L.C., a New Jersey limited liability company, Summerville at Voorhees, L.L.C., a New Jersey limited liability company, Summerville at Westminster, Inc., a Maryland corporation, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood Associates, L.P., a Delaware limited partnership, Summerville at St. Augustine, LLC, a Delaware limited liability company, Summerville at Irving Associates, L.P., a Delaware limited partnership, Summerville at Chestnut Hill, LLC, a Delaware limited liability company, Summerville 9, LLC, a Delaware limited liability company, Summerville at Carrollwood, LLC, a Delaware limited liability company,

Summerville at Fox Run, LLC, a Delaware limited liability company, Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, Summerville at Oak Park LLC, a Delaware limited liability company, The Estates of Oak Ridge LLC, a Delaware limited liability company, and Summerville at Oviedo LLC, a Delaware limited liability company (collectively, jointly and severally, "Lessee"), and (iii) Brookdale Senior Living Inc., a Delaware corporation ("Guarantor"), with respect to the following:
RECITALS
A.          Lessor, as "Lessor", and Lessee, as "Lessee", are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of August 29, 2014 (the "Original Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease and Security Agreement and Option Exercise Notice dated as of December 29, 2014 (the "First Amendment"), that certain Second Amendment to Amended and Restated Master Lease and Security Agreement dated as of January 1, 2015 (the "Second Amendment"), and that certain Third Amendment to Amended and Restated Master Lease and Security Agreement dated as of May 1, 2015 (the "Third Amendment"; the Original Lease, as amended by the First Amendment, the Second Amendment and the Third Amendment, the "Lease").  All capitalized terms used and not defined in this Amendment shall have the meanings assigned to them in the Lease.
B.          The Lease currently covers one hundred thirty-six (136) separate independent living, assisted living, memory care and/or skilled nursing care Facilities, as more particularly described therein.  Each of the nineteen (19) Facilities set forth on Schedule A attached hereto, together with any personal property or any other assets relating to such Facility, shall sometimes be referred to herein as a "Removed Facility", each Person comprising Lessee that operates a Removed Facility pursuant to the Lease shall sometimes be referred to herein as a "Removed Facility Operator", and each Person comprising Lessor that owns the Leased Property of a Removed Facility shall sometimes be referred to herein as a "Removed Facility Owner".
C.          Pursuant to the terms of that certain Guaranty of Obligations dated as of August 29, 2014, made by Guarantor in favor of the Current Lessors (as defined in the Second Amendment), as reaffirmed by that certain Consent, Reaffirmation and Agreement of Guarantor attached to each of the Second Amendment and the Third Amendment made by Guarantor in favor of Lessor (and HCP SH Eldorado Heights LLC, a Delaware limited liability company, with respect to all obligations of Lessee arising prior to the date of the Second Amendment) (as so reaffirmed, the "Guaranty"), Guarantor has guaranteed the obligations of Lessee under the Lease, as more particularly described therein.
D.          Pursuant to the terms of that certain Master Transactions and Cooperation Agreement dated as of October 31, 2016 by and between HCP and Guarantor (the "Cooperation Agreement"), the Removed Facility Owners have the right to (i) sell all or substantially all of their respective right, title and interest in and to one or more of the Removed Facilities to one or more buyers and/or (ii) arrange for the transfer by Guarantor and its affiliates (including the Removed Facility Operators) of (x) the operations of one or more of the Removed Facilities to one or more new tenants and/or operators and (y) certain personal property relating to such Removed Facilities to the applicable Removed Facility Owners and such new tenants and/or operators, as more particularly set forth therein.

E.          The Cooperation Agreement provides for certain amendments to the Lease in connection with such potential transactions.
F.          Lessor, Lessee and Guarantor desire to amend the Lease and the Guaranty (collectively, the "Lease Documents") as provided in the Cooperation Agreement and otherwise in order to effectuate and reflect the removal of the Leased Property of the Removed Facilities from the Lease Documents, all as more particularly set forth herein.
AGREEMENT
IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.          Modifications of Lease Documents Relating to Definitions.
(a)          Section 2.1 of the Lease is hereby amended to add the following definition:  "Fourth Amendment:  That certain Fourth Amendment to Amended and Restated Master Lease and Security Agreement and Amendment to Guaranty dated as of November 1, 2016, by and among the then-current Lessor, the then-current Lessee and the then-current Guarantor."
(b)          With respect to the current Lease Year and each Lease Year thereafter, (i) for purposes of the definition of "Annual Minimum Capital Project Amount", the term "Facilities" shall be deemed to exclude the Removed Facilities, and (ii) for purposes of Section 9.5 of the Lease, the term "Capital Projects" shall be deemed to exclude repairs and replacements to the Leased Property of the Removed Facilities.
2.          Modifications of Lease Documents with Respect to Rent.
(a)          The parties acknowledge and agree as follows:

    (i)          The amount set forth under the heading "Initial Allocated Minimum Rent" opposite the name of each Facility on Schedule B-1, B-2 or B-3 hereto, as applicable, shall constitute the Pre-Adjusted Allocated Minimum Rent for such Facility as of November 1, 2016 (and accordingly the sum of the amounts set forth under such heading for all of the Facilities shall constitute the Pre-Adjusted Minimum Rent as of November 1, 2016).

    (ii)         The Pre-Adjusted Allocated Minimum Rent for each Facility as described in clause (i) above reflects (x) a reallocation of the Pre-Adjusted Minimum Rent as contemplated by the Cooperation Agreement (as defined in the Fourth Amendment) and (y) all amounts funded by Lessor on account of any Planned Capital Refurbishment Project at such Facility through November 1, 2016.

(iii) The Pre-Adjusted Allocated Minimum Rent for each Facility as described in clause (i) above is (x) subject to increase from time to time in accordance with Section 3.1.3 of the Lease (as amended hereby) and (in the case of the Facility known as Northridge) Section 2(d) of the Fourth Amendment, and (y) only after giving effect to any such increases theretofore applied in accordance with Section 3.1.3 of the Lease (as amended hereby) and (in the case of the Facility known as Northridge) Section 2(d) of the Fourth Amendment, subject to adjustment from time to time in accordance with Section 3.1.4 of the Lease (as amended hereby).
(iv) The references in Section 3.1.4(b) of the Lease to Exhibits A-1, A-2 and A-3 of the Lease shall be deemed to refer to Schedules B-1, B-2 and B-3 hereto, respectively.
(b)          Clause (B) of the final sentence of Section 3.1.3 of the Lease is hereby replaced in its entirety with the following:
(B) upon the Removal Date applicable to any Removed Facility (as such terms are defined in the Fourth Amendment), the Excess Allocation with respect to such Facility (if any) shall be reallocated to the other Facilities then subject to this Lease (in proportion to their respective Allocated Minimum Rents) so as to increase accordingly the then-current Pre-Adjusted Allocated Minimum Rent for each other Facility for the period commencing on such Removal Date and continuing through the end of the Term (and increase accordingly the Pre-Adjusted Minimum Rent)
(c)          Section 3.1.4(c) of the Lease is hereby replaced in its entirety with the following:
The "Facility Purchase Rent Reduction" shall mean, with respect to any Removed Facility, a deduction from the Pre-Adjusted Allocated Minimum Rent with respect to such Facility (and a corresponding deduction from the Pre-Adjusted Minimum Rent) for the period commencing on the Removal Date applicable to such Facility and continuing through the end of the Lease Year in which such Removal Date occurs and for each Lease Year thereafter, in each case in an amount equal to the amount set forth under the heading "Initial Allocated Minimum Rent" opposite the name of such Facility on Schedule B-1, B-2 or B-3 of the Fourth Amendment, as applicable (provided that such amount shall be prorated for such period if it represents a partial year).  The "Excess Allocation" shall mean, with respect to any Removed Facility, the excess, if any, of (x) the Pre-Adjusted Allocated Minimum Rent for such Facility immediately prior to the Removal Date applicable to such Facility over (y) the amount of the Facility Purchase Rent Reduction in respect of such Facility.
(d)          Effective upon the earlier to occur of (i) three hundred sixty-five (365) days following the Effective Date (as defined in the Cooperation Agreement) and (ii) the date of consummation of the NNN Community Transfer with respect to the Hermiston Community (as such terms are defined in the Cooperation Agreement) (the "Hermiston Transfer Date"), the then-current Pre-Adjusted Allocated Minimum Rent for the Facility known as

Northridge (and the Pre-Adjusted Minimum Rent) shall be increased for the period commencing on the Hermiston Transfer Date and continuing through the end of the Term by an amount equal to the excess of (i) the "Minimum Rent" that is payable as of the Hermiston Transfer Date under that certain Lease and Security Agreement dated as of March 26, 2013, by and between HCP SH Hermiston Terrace, LLC and Emeritus Corporation in respect of the Hermiston Community, over (ii) the amount listed next to the name of the Hermiston Community on Exhibit A to the Cooperation Agreement.
3.          Modifications of Lease Documents Relating to Removal of Removed Facilities.
(a)          Subject to all of the terms and conditions of this Amendment, each of the Lease Documents and the respective obligations of Lessor, Lessee and Guarantor thereunder shall be modified to terminate the Lease with respect to each Removed Facility, and remove each Removed Facility from the Leased Property, at 11:59:59 p.m. (Los Angeles time) (the "Modification Time") on the day (which is also referred to herein as the "Modification Date") immediately preceding the earlier to occur of (i) three hundred sixty-five (365) days following the Effective Date (as defined in the Cooperation Agreement) and (ii) the date of consummation of the NNN Community Transfer (as defined in the Cooperation Agreement) with respect to such Removed Facility (the earlier of (i) and (ii), the "Removal Date").  Except as set forth in this Amendment, neither Lessor, on the one hand, nor Lessee or Guarantor, on the other hand, shall, with respect to any particular Removed Facility, have any further obligations to the other pursuant to the Lease Documents, or any of them, subsequent to the Modification Date and Modification Time applicable to such Removed Facility;
(b)          Neither Lessee nor Guarantor shall pay, or be obligated or responsible for, any deferred capital expenditure obligations (or similar obligations) with respect to any Removed Facility, or the cost of any repairs or restorations at any Removed Facility, that would otherwise become due under the Lease upon the expiration or termination of the Lease with respect to such Removed Facility, other than (i) those obligations set forth on Schedule C hereto and (ii) any obligations of Lessee relating to any event or condition that shall first arise during the period following the Effective Date and ending on the Modification Date at the Modification Time with respect to such Removed Facility (ordinary wear and tear excluded), and Lessor (for itself and its Affiliates and successors) hereby irrevocably waives any such claims or rights to the contrary;
(c)          Lessor shall return to Lessee any and all amounts deposited (or caused to be deposited) by Lessee with Lessor (or into an account as directed by Lessor) remaining in any replacement reserve accounts, capital expenditure accounts, or other escrow accounts, together with any security deposits or letters of credit posted (or caused to be posted) by Lessee with Lessor (or in any other Person's favor as directed by Lessor) remaining, with respect to any Removed Facility at the termination of the Lease with respect thereto, it being acknowledged and agreed that Lessor shall be deemed to have returned any such amount or security deposit if Lessee receives a credit in the full (remaining) amount thereof under the terms of the operations transfer agreement for such Removed Facility; and
(d)          For the avoidance of doubt, the termination of the Lease with respect to any Removed Facility shall not result in a reduction, modification or adjustment of the obligation of Lessor to fund the then-current aggregate balance of the Planned Capital Refurbishment Project Lessor Funding Amount in accordance with the Lease or the terms relating thereto.
4.          Reservations of Obligations.  Notwithstanding the modifications of the Lease Documents with respect to the Removed Facilities as provided in Section 3(a) above, but without limiting the other provisions of Section 3 above, the following obligations of Lessor, Lessee and Guarantor shall be reserved and continue subsequent to the Modification Date and Modification Time with respect to each Removed Facility:
(a)          Each of Lessee and Guarantor, jointly and severally, shall remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and court costs, incurred by Lessor and arising from or out of any matters for which Lessee is obligated to indemnify, defend and/or hold harmless Lessor, and the right to such indemnity survives the modification of the Lease Documents, under the terms of the Lease Documents and which have occurred or arose out of any events, circumstances or other matters on or before the Modification Date with respect to such Removed Facility.
(b)          Lessor shall remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and court costs, incurred by Lessee and arising from or out of any matters for which Lessor is obligated to indemnify, defend and/or hold harmless Lessee under the Lease and which have occurred or arose out of any events, circumstances or other matters on or before the Modification Date with respect to such Removed Facility.
(c)          Each of Lessee and Guarantor, jointly and severally, shall remain liable for the cost of all Additional Charges relating to such Removed Facility pursuant to Sections 3.2, 16.2, 37.5 and 42.1 of the Lease (including all taxes and assessments, utilities charges, insurance premiums and other expenses incurred in connection with the operation, maintenance and use of the Leased Property of each Facility) in each case to the extent incurred or accrued through and including the Modification Date with respect to such Removed Facility until full payment thereof.
(d)          Each of Lessee and Guarantor, jointly and severally, shall remain responsible for and shall pay any personal property taxes assessed against the Leased Property of such Removed Facility or any personal property (including any Lessee's Personal Property) therein or thereon with a lien date on or prior to the Modification Date for such Removed Facility, irrespective of the date of the billing therefor, and shall, indemnify, defend and hold harmless Lessor with respect to any claims for such taxes or resulting from non-payment thereof.
(e)          Without limiting the generality or specific nature of the foregoing, each of Lessee and Guarantor, jointly and severally, shall remain responsible for and shall pay all other amounts, liabilities and obligations arising prior to or on the applicable Modification Date in connection with the Leased Property of each Removed Facility (other than those expressly stated in the Lease Documents not to be an obligation of Lessee), including every fine, penalty, interest and cost which may be added for non-payment or late payment of the obligations of Lessee.

5.          Delivery of Possession; Transfer Documents.
(a)          Lessee shall comply with the terms of any operations transfer agreement relating to a Removed Facility.  Without limiting the generality of the foregoing, upon the closing of any NNN Community Transfer relating to a Removed Facility, Lessee shall deliver to the transferee under the applicable operations transfer agreement possession of such Removed Facility, and all other property or interests required thereunder to be conveyed or assigned by Lessee, in accordance with the terms thereof.  If no NNN Community Transfer shall have occurred as of the Removal Date applicable to any Removed Facility, Lessee shall deliver possession of such Removed Facility to Lessor in accordance with the terms of the Lease.
(b)          Lessee hereby waives any claim under the Lease to each Removed Facility, irrespective of the party that originally paid for acquisition, construction or installation thereof, as of the Removal Date applicable thereto.  Without limiting the foregoing, it is expressly understood and agreed that Lessor shall not be obligated to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions and/or improvements that are surrendered as part of or with any Removed Facility.
(c)          Lessee hereby agrees that all of the Surrendered Assets (as defined in the Cooperation Agreement) with respect to any Removed Facility shall become the property of the applicable Lessor (free of any encumbrance) on the Modification Date at the Modification Time applicable to such Removed Facility.  Each of Guarantor and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership of the Surrendered Assets and discharge any encumbrance thereon, except to the extent that the applicable Lessor has the right to, and does, elect to have Lessee remove any such Surrendered Assets (in which event Lessee shall remove such Surrendered Assets), in each case in accordance with the Lease.
6.          Modifications Relating to Removal of Parties and Obsolete Provisions.
(a)          Effective upon the termination of the Lease with respect to any Removed Facility, if the Person identified on Schedule A attached hereto as the "Lessor" for such Removed Facility is not also identified thereon as the "Lessor" for another Facility which has not been removed from the Lease, then such Person shall be removed as a Person comprising Lessor (as its interest may appear) under the Lease (as amended hereby), and the definition of "Lessor" appearing in Section 2.1 of the Lease shall be automatically deemed amended to remove such Person therefrom; provided that each such Person shall remain liable to Lessee, and Lessee and Guarantor shall continue to remain liable (jointly and severally) to each such Person, in each case to the extent provided therein (it being understood that, for purposes of this proviso, "Lessee" shall be defined without giving effect to the removal described in Section 6(b) below).
(b)          Effective upon the termination of the Lease with respect to any Removed Facility, if the Person identified on Schedule A attached hereto as the "Lessee" for such Removed Facility is not also identified thereon as the "Lessee" for another Facility which has not been removed from the Lease, then such Person shall be removed as a Person comprising Lessee (as its interest may appear) under the Lease (as amended hereby), and the definition of "Lessee" appearing in Section 2.1 of the Lease shall be automatically deemed amended to remove each such Person therefrom; provided that Lessor shall remain liable to each such Person, and each such Person shall continue to remain liable (jointly and severally with the other Persons comprising Lessee prior to the Modification Time and with Guarantor) to Lessor, in each case to the extent provided herein (it being understood that, for purposes of this proviso, "Lessor" shall be defined without giving effect to the removal described in Section 6(a) above).
(c)          Effective upon the termination of the Lease with respect to the last Facility that is located in any particular state specified in Article XLVII of the Lease, (i) the state law provisions applicable to such particular state set forth in such Article XLVII shall be deemed to be deleted and (ii) all references in Schedule 1 (State-Specific Impositions) of the Lease to such particular state shall be deemed to be deleted.
(d)          Upon the termination of the Lease with respect to any Removed Facility, any and all references thereto in Schedule 7.1.4 (List of Competing Communities) shall be deemed to be deleted.
7.          Recorded and Filed Documents.
(a)          At the closing of any NNN Community Transfer with respect to each Removed Facility or (if no NNN Community Transfer shall have occurred as of the Removal Date applicable thereto) promptly upon the termination of the Lease with respect to each Removed Facility, Lessor and Lessee shall execute and acknowledge in form acceptable for recording in the local land records in which the Leased Property of such Removed Facility is located, and otherwise in form and substance reasonably satisfactory to Lessor, a written instrument evidencing the modification of the Lease as, and if, necessary to remove as a matter of record such Removed Facility from the Lease (or any previously recorded memoranda thereof).  Lessor shall have the right to cause each such instrument to be recorded in the appropriate local land records.
(b)          For the avoidance of doubt, Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the Collateral following the Removal Date applicable to any Removed Facility.
8.          Lessor Representations.  Lessor represents and warrants to Lessee that, to Lessor's Knowledge, Lessee is not in default in its payment obligations under the Lease or in the performance of any other obligations of Lessee under the Lease.  Lessee acknowledges that it has recently advised Lessor of an investigation at the Facility known as Brookdale Eugene Alpine, and Lessor makes no representation as to whether any matters relating to such investigation constitute a default by Lessee under the Lease.  As used herein, "Lessor's Knowledge" means the current, actual, conscious knowledge of Kendall Young (Executive Vice President), Kai Hsiao (Executive Vice President) or Matthew Harrison (Vice President).  None of such individuals shall bear personal responsibility for any breach of such representation.
9.          Miscellaneous.
(a)          Ratification and Confirmation of Lease.  As amended by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed in all respects.

(b)          No Bulk Transfer.  Neither anything contained herein nor the transaction provided for herein shall be deemed or construed to constitute a "bulk sale" or an assumption by Lessor of any obligations of Lessee.  The transactions provided for herein are and shall be construed solely as the modification of the Lease Documents.
(c)          Further Assurances.  The parties hereto agree to execute and deliver to the other parties hereto any agreement, document or instrument deemed reasonably necessary or desirable to give effect to the transactions described in this Amendment and the Cooperation Agreement.
(d)          Entire Agreement.  There are no agreements, understandings, commitments, representations or warranties with respect to the subject matter hereof except as expressly set forth in this Amendment.  This Amendment, together with the Cooperation Agreement, supersedes all prior oral or written negotiations, understandings and agreements with respect to the subject matter hereof.
(e)          Interpretation.  All references herein to Sections, Exhibits and Schedules shall be deemed to be references to Sections, Exhibits and Schedules of this Amendment unless the context shall otherwise require.  All Exhibits and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein.  The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."  The term "or" is not exclusive.  The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if."  All accounting terms not defined in this Amendment shall have the meanings determined by GAAP as in effect from time to time.  The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.
(f)          Captions; Pronouns.  Any titles or captions contained in this Amendment are for convenience only and shall not be deemed part of the text of this Amendment.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as appropriate.
(g)          Counterparts; Facsimile or Electronic Transmission.  This Amendment may be executed in any number of multiple counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement, binding on all parties hereto.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission (including via emailed PDF files) shall be effective as delivery of a manually executed counterpart of this Amendment.
(h)          Governing Law. IN ALL RESPECTS, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE MODIFICATION OF THE LEASEHOLD ESTATE WITH RESPECT TO THE LEASED PROPERTY OF EACH REMOVED FACILITY SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.
(i)          Submission to Jurisdiction. Lessor and Lessee irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have jurisdiction, the United States District Court for the District of Delaware) for the purposes of any suit, action or other proceeding arising out of this Amendment or any transaction contemplated hereby.  Lessor and Lessee further agree that service of any process, summons, notice or document by U.S. registered mail to such Party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence.  Lessor and Lessee irrevocably and unconditionally waive trial by jury and irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Amendment or the transactions contemplated hereby in Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have jurisdiction, the United States District Court for the District of Delaware), and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
(j)          Remedies; Specific Performance.  Each of the parties hereto acknowledges that it has negotiated for the specific considerations to be received by it hereunder and that damages would be an inadequate remedy for the breach of this Amendment by another party hereto.  Accordingly, in addition to and without in any way limiting any other remedy available to a non-breaching party at law or in equity, each party hereto shall be entitled to enforce the terms of this Amendment by an action either for specific performance or for injunctive relief, or both, to prevent the breach or continued breach of this Amendment.
(k)          Attorneys' Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Amendment or to resolve any dispute under this Amendment, the losing party shall pay the attorneys' fees, costs and necessary disbursements of the prevailing party in addition to any other relief to which such prevailing party may be entitled.
(l)          Reaffirmation of Lease.  Lessor and Lessee hereby acknowledge, agree and reaffirm as of the date hereof, and as of any Removal Date, that the Lease, as hereby amended, (i) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit and (ii) is intended by the parties to be and for all purposes shall be treated as an operating lease and not as a synthetic lease, financing lease or loan, and that Lessor shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.

(m)          No Third Party Beneficiaries; Successors and Assigns.  This Amendment shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and assigns.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  No party, however, may assign either this Amendment or any of its rights, interests or obligations hereunder without the prior written approval of the other parties.
(n)          Amendments.  No amendment of any provision of this Amendment shall be valid unless, as a condition to the effectiveness of such change, the same shall be in writing and signed by the party against whom the amendment is sought to be enforced.  No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.
(o)          Severability.  In the event that any provision of this Amendment as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Amendment, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Amendment as a whole.
(p)          Full Review and Advice of Counsel.  All the parties hereto and their attorneys have had full opportunity to review and participate in the drafting of the final form of this Amendment.  Accordingly, this Amendment shall be construed without regard to any presumption or other rule of construction against the party causing the Amendment to be drafted.
(q)          Time of the Essence.  Time is of the essence of each and every provision of this Amendment.
(r)          Cooperation Agreement Prevails. In the case of a conflict between the terms of this Amendment and the terms of the Cooperation Agreement, the terms of the Cooperation Agreement shall, to the extent of any conflict, prevail.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:

Witness:	/s/ Edward D. Hillard	EMERITUS CORPORATION,
a Washington corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT HAZEL CREEK
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT PRINCE
WILLIAM, INC., a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	LH ASSISTED LIVING, LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT HILLSBOROUGH,
L.L.C., a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT PORT ORANGE,
INC., a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT WESTMINSTER,
INC., a Maryland corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT CY-FAIR
ASSOCIATES, L.P., a Delaware limited partnership
		By:	SUMMERVILLE AT CY-FAIR, LLC
a Delaware limited liability company,
its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P., a Delaware limited partnership
		By:	SUMMERVILLE AT FRIENDSWOOD,
LLC, a Delaware limited liability
company, its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT ST. AUGUSTINE,
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT IRVING
ASSOCIATES LP, a Delaware limited Partnership
		By:	SUMMERVILLE AT IRVING, LLC,
a Delaware limited liability company,
its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT CHESTNUT HILL,
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE 9 LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT CARROLLWOOD,
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT FOX RUN, LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT WEKIWA SPRINGS
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT OAK PARK LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	THE ESTATES OF OAK RIDGE LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT OVIEDO LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

GUARANTOR:

Witness:	/s/ Edward D. Hillard	BROOKDALE SENIOR LIVING INC.,
a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

LESSOR:

Witness:	/s/ Darrin Smith	HCP AUR1 CALIFORNIA A PACK,
LLC, a Delaware limited liability company
		By:	HCP Partners, LP, a Delaware limited
partnership, its member

		By:	HCP MOB, Inc., a Delaware
corporation, its general partner
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP EMOH, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP HAZEL CREEK, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP MA2 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP,
a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited
partnership

HCP MA2 OKLAHOMA, LP,
a Delaware limited partnership

By: HCP MA2 GP Holding, LLC,
a Delaware limited liability company,
their general partner

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP MA3 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP,
a Delaware limited partnership

HCP MA3 WASHINGTON, LP,
a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC,
a Delaware limited liability company,
their general partner

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP PARTNERS, LP, a Delaware limited
partnership

By: HCP MOB, Inc., a Delaware
corporation, its general partner
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SENIOR HOUSING PROPERTIES
TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, a
Delaware limited liability company, its
managing trustee
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP1 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP2 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP3 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH LASSEN HOUSE, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH MOUNTAIN LAUREL, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH MOUNTAIN VIEW, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH RIVER VALLEY LANDING, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH SELLWOOD LANDING, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP ST1 COLORADO, LP,
a Delaware limited partnership

By: HCP ST1 Colorado GP, LLC,
Delaware limited liability company,
its general partner
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP, INC.,
a Maryland corporation
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCPI TRUST,
a Maryland real estate investment trust
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	WESTMINSTER HCP, LLC,
a Delaware limited liability company

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP SPRINGTREE, LLC,
HCP OCOEE, LLC,
HCP PORT ORANGE, LLC,
HCP BECKETT LAKE, LLC,
HCP ST. AUGUSTINE, LLC,
HCP CARROLLWOOD, LLC,
HCP OVIEDO, LLC,
HCP WEKIWA SPRINGS, LLC,
HCP OAK PARK, LLC,
HCP CY-FAIR, LLC,
HCP FRIENDSWOOD, LLC,
HCP IRVING, LLC and
HCP EMFIN PROPERTIES, LLC,
each a Delaware limited liability company

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

REAFFIRMATION AND CONSENT OF GUARANTOR
Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Lease, as hereby amended.

Signed, sealed and delivered in the presence of:	BROOKDALE SENIOR LIVING INC., a Delaware corporation
/s/ Edward D. Hillard
Name:
	By:	/s/ H. Todd Kaestner
/s/ Carla Lockridge		Name: H. Todd Kaestner
Name:		Title: Executive Vice President

Schedule A
Removed Facilities
BU Code	No.	Community	Lessee	Lessor
24470	1.	Brookdale Fortuna (fka Emeritus at Sequoia Springs)	Emeritus Corporation	HCP SH ELP3 Properties, LLC
24661	2.	Brookdale Fortuna (fka Emeritus at Sequoia Springs Cottages)	Emeritus Corporation	HCP SH ELP3 Properties, LLC
24524	3.	Brookdale Clearlake (fka Emeritus at Orchard Park)	Emeritus Corporation	HCP SH ELP2 Properties, LLC
24561	4.	Brookdale Lexington (fka Emeritus at Park Avenue Estates)	Emeritus Corporation	HCP SH ELP1 Properties, LLC
24567	5.	Brookdale Country Club (fka Emeritus at La Villa)	Emeritus Corporation	HCP SH ELP2 Properties, LLC
24468	6.	Brookdale Country Club (fka Emeritus at Roswell)	Emeritus Corporation	HCP SH ELP1 Properties, LLC
24569	7.	Brookdale Cheyenne (fka Emeritus at The Plaza)	Emeritus Corporation	HCP SH ELP2 Properties, LLC
24609	8.	Brookdale Florence (fka Emeritus at Laurel Gardens)	Emeritus Corporation	HCP Senior Housing Properties Trust
24617	9.	Brookdale Cordova (fka Emeritus at Cordova)	Emeritus Corporation	HCP SH ELP2 Properties, LLC
24644	10.	Brookdale South Hill (fka Emeritus at South Hill)	Emeritus Corporation	HCP SH ELP2 Properties, LLC
24651	11.	Brookdale Madison North (fka Emeritus at Legacy Gardens)	Emeritus Corporation	HCP SH ELP1 Properties, LLC
24596	12.	Brookdale Park Place Tigard (fka Emeritus at Park Place)	Emeritus Corporation	HCP SH ELP1 Properties, LLC

BU Code	No.	Community	Lessee	Lessor
24679	13.	Brookdale Palm Springs (fka Emeritus at Palm Springs)	Emeritus Corporation	HCP MA3 California, LP
24649	14.	Brookdale Englewood Heights (fka Emeritus at Englewood Heights)	Emeritus Corporation	HCP SH ELP2 Properties, LLC
24529	15.	Brookdale Yreka (fka Emeritus at Meadowlark)	Emeritus Corporation	HCP SH ELP1 Properties, LLC
24641	16.	Brookdale Moses Lake (fka Moses Lake)	Emeritus Corporation	HCP SH ELP3 Properties, LLC
24616	17.	Brookdale Lexington (fka Emeritus at Lexington Gardens)	Emeritus Corporation	HCP Senior Housing Properties Trust
24566	18.	Brookdale Rio Rancho (fka Emeritus at Sandia Springs)	Emeritus Corporation	HCP SH ELP3 Properties, LLC
24586	19.	Brookdale Chestnut Lane Gresham (fka Chestnut Lane)	Emeritus Corporation	HCP SH ELP3 Properties, LLC

Schedule B-1
Pre-Adjusted Allocated Minimum Rent and Special Rent Credit – Pool 1
HCP #	Facility Name	Initial Allocated Minimum Rent	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
1167	Brookdale Fountaingrove	$[***]	$[***]	$[***]
2086	Brookdale Newnan	[***]	[***]	[***]
2066	Brookdale Lawrenceville	[***]	[***]	[***]
2108	Brookdale S Lee Buford	[***]	[***]	[***]
2109	Brookdale Lee Buford Cottages	[***]	[***]	[***]
2115	Brookdale Murray	[***]	[***]	[***]
1599	Brookdale Marlton Crossing	[***]	[***]	[***]
2058	Brookdale Stayton	[***]	[***]	[***]
2056	Brookdale Stayton Cottages	[***]	[***]	[***]
2063	Brookdale Grayson View	[***]	[***]	[***]
2060	Brookdale Franklin	[***]	[***]	[***]
2102	Brookdale Torbett	[***]	[***]	[***]
2096	Brookdale Montclair Poulsbo	[***]	[***]	[***]
0281	Brookdale Westminster	[***]	[***]	[***]
2194	Brookdale Sunrise	[***]	[***]	[***]
0733	Brookdale Stafford	[***]	[***]	[***]
0506	Brookdale Friendswood	[***]	[***]	[***]
2067	Brookdale Lexington	[***]	[***]	[***]
2141	Brookdale Moses Lake	[***]	[***]	[***]
1168	Brookdale Palm Springs	[***]	[***]	[***]
2151	Brookdale Park Place Tigard	[***]	[***]	[***]
2161	Brookdale Rio Rancho	[***]	[***]	[***]
2055	Brookdale Yreka	[***]	[***]	[***]
2142	Brookdale Absaroka	[***]	[***]	[***]
2130	Brookdale Ashland	[***]	[***]	[***]
0746	Brookdale Beckett Lake	[***]	[***]	[***]
2051	Brookdale Briarwood	[***]	[***]	[***]
0862	Brookdale Clermont	[***]	[***]	[***]
2068	Brookdale Ellington Field	[***]	[***]	[***]
1234	Brookdale Green Mountain	[***]	[***]	[***]
2146	Brookdale Highline	[***]	[***]	[***]
2113	Brookdale Holiday Lane Estates	[***]	[***]	[***]
2105	Brookdale Macon	[***]	[***]	[***]

2168	Brookdale McCook	[***]	[***]	[***]
2122	Brookdale Muskogee	[***]	[***]	[***]
2157	Brookdale Neese Rd Woodstock	[***]	[***]	[***]
0731	Brookdale Ocoee	[***]	[***]	[***]
2128	Brookdale Red Bluff	[***]	[***]	[***]
1007	Brookdale San Dimas	[***]	[***]	[***]
2057	Brookdale Springfield Woodside	[***]	[***]	[***]
2081	Brookdale St Peters	[***]	[***]	[***]
2167	Brookdale Sweetwater Creek	[***]	[***]	[***]
2070	Brookdale Tahlequah Heritage	[***]	[***]	[***]
1159	Brookdale Willoughby	[***]	[***]	[***]
1155	Brookdale Yorba Linda	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule B-2
Pre-Adjusted Allocated Minimum Rent and Special Rent Credit – Pool 2
HCP #	Facility Name	Initial Allocated Minimum Rent	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
2144	Brookdale Mtn Laurel Hebron	$[***]	$[***]	$[***]
2165	Brookdale Hartwell	[***]	[***]	[***]
2053	Brookdale Canton	[***]	[***]	[***]
1162	Brookdale Orland Park	[***]	[***]	[***]
2074	Brookdale Oxford	[***]	[***]	[***]
2126	Brookdale Churchill	[***]	[***]	[***]
2171	Brookdale Sellwood	[***]	[***]	[***]
2088	Brookdale River Vly Tualatin	[***]	[***]	[***]
2073	Brookdale Rock Springs	[***]	[***]	[***]
2075	Brookdale Eden Estates	[***]	[***]	[***]
2117	Brookdale Maplewood	[***]	[***]	[***]
2061	Brookdale Fisher's Landing	[***]	[***]	[***]
2127	Brookdale Brentmoor Minot	[***]	[***]	[***]
2134	Brookdale Rose Vly Cottages	[***]	[***]	[***]
2153	Brookdale Rose Vly Scappoose	[***]	[***]	[***]
2152	Hillside Campus	[***]	[***]	[***]
2148	Brookdale Sugarland Ridge	[***]	[***]	[***]
0732	Brookdale Yorktowne	[***]	[***]	[***]
0802	Brookdale St Augustine	[***]	[***]	[***]
0245	Brookdale Voorhees	[***]	[***]	[***]
2139	Brookdale Chestnut Lane	[***]	[***]	[***]
2110	Brookdale Cheyenne	[***]	[***]	[***]
2092	Brookdale Clearlake	[***]	[***]	[***]
2121	Brookdale Country Club - AL	[***]	[***]	[***]
2154	Brookdale Florence	[***]	[***]	[***]
2079	Brookdale Fortuna	[***]	[***]	[***]
2054	Brookdale Fortuna IL	[***]	[***]	[***]
2169	Emeritus Park Avenue Estates	[***]	[***]	[***]
2104	Brookdale Alpine Springs	[***]	[***]	[***]
0849	Brookdale Carrollwood	[***]	[***]	[***]
2069	Brookdale Cedar City	[***]	[***]	[***]
2158	Brookdale Cedar Ridge	[***]	[***]	[***]
2143	Brookdale Champlin	[***]	[***]	[***]
2076	Brookdale Chandler Place	[***]	[***]	[***]

2103	Brookdale Eagle Point	[***]	[***]	[***]
2098	Brookdale Eugene Alpine Court	[***]	[***]	[***]
0820	Brookdale Irving	[***]	[***]	[***]
2106	Brookdale Monmouth	[***]	[***]	[***]
2090	Brookdale Monmouth Cottages	[***]	[***]	[***]
0859	Brookdale Oviedo	[***]	[***]	[***]
2135	Brookdale Paducah	[***]	[***]	[***]
1233	Brookdale Roslyn	[***]	[***]	[***]
2129	Brookdale Seward Heartland Pk	[***]	[***]	[***]
2093	Brookdale Spring Arbor	[***]	[***]	[***]
1160	Brookdale Tulsa Midtown	[***]	[***]	[***]
2119	Brookdale Wayne	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule B-3
Pre-Adjusted Allocated Minimum Rent and Special Rent Credit – Pool 3

HCP #	Facility Name	Initial Allocated Minimum Rent	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
1165	Brookdale Northridge	$[***]	$[***]	$[***]
1158	Brookdale Plymouth Beach	[***]	[***]	[***]
2083	Brookdale Statesman Club	[***]	[***]	[***]
2084	Brookdale Roseburg	[***]	[***]	[***]
2050	Brookdale Redmond	[***]	[***]	[***]
2089	Brookdale Newberg	[***]	[***]	[***]
2133	Brookdale Oswego Springs	[***]	[***]	[***]
2162	Brookdale Northshore	[***]	[***]	[***]
0225	Brookdale Lake Ridge	[***]	[***]	[***]
2052	Brookdale Chesterley AL	[***]	[***]	[***]
2078	Brookdale Chesterley MC	[***]	[***]	[***]
2160	Brookdale Kenmore	[***]	[***]	[***]
2062	Brookdale Stonebridge	[***]	[***]	[***]
2116	Brookdale Willows Sherman	[***]	[***]	[***]
2107	Brookdale Medi Park W	[***]	[***]	[***]
2077	Brookdale Sterling	[***]	[***]	[***]
1173	Brookdale Bellevue	[***]	[***]	[***]
2095	Brookdale College Place	[***]	[***]	[***]
1386	Brookdale Marietta	[***]	[***]	[***]
0217	Brookdale Cy-Fair	[***]	[***]	[***]
0734	Brookdale Hillsborough	[***]	[***]	[***]
0730	Brookdale Litchfield Hills	[***]	[***]	[***]
0861	Brookdale Wekiwa Springs	[***]	[***]	[***]
2132	Brookdale Cordova	[***]	[***]	[***]
2150	Brookdale Country Club - IL	[***]	[***]	[***]
2114	Brookdale Englewood Heights	[***]	[***]	[***]
2170	Brookdale Madison N	[***]	[***]	[***]
2097	Brookdale S Hill	[***]	[***]	[***]

2094	Brookdale Bellevue TN	[***]	[***]	[***]
2085	Brookdale Buckingham	[***]	[***]	[***]
0841	Brookdale Chestnut Hill	[***]	[***]	[***]
0857	Brookdale Fox Run	[***]	[***]	[***]
2163	Brookdale Great Falls	[***]	[***]	[***]
1172	Brookdale Greenville	[***]	[***]	[***]
2059	Brookdale Hawthorne Park	[***]	[***]	[***]
2099	Brookdale Hilton Head	[***]	[***]	[***]
2111	Brookdale Hilton Head Court	[***]	[***]	[***]
2112	Brookdale Hilton Head Village	[***]	[***]	[***]
2080	Brookdale Kearney Northridge	[***]	[***]	[***]
2140	Brookdale Lebanon	[***]	[***]	[***]
0224	Brookdale Northdale	[***]	[***]	[***]
0860	Brookdale Oak Ridge	[***]	[***]	[***]
1561	Brookdale Orangevale	[***]	[***]	[***]
2091	Brookdale Sunrise Creek	[***]	[***]	[***]
2118	Brookdale Woodstock	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule C

Deferred CapEx for NNN Communities

[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.